UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2016

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois		60154-5749
(Address of Principal Executive Offices)		(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Action with respect to Certain Compensatory Plans.

On February 2, 2016 the Compensation Committee (the Committee”) of the Board of Directors of Ingredion Incorporated (the “Company”) took certain actions relating to compensatory plans in which the Company’s “named executive officers” participate. The actions relating to compensation of Ilene S. Gordon, the Company’s principal executive officer, were recommended by the Committee to the Company’s independent, outside, non-employee directors who approved those actions on February 2, 2016. For purposes of this Report on Form 8-K such “named executive officers” consist of the Company’s principal executive officer, principal financial officer, former principal financial officer and the other executive officers for whom disclosure was required in the Company’s most recent filing with the Securities and Exchange Commission that required disclosure pursuant to Item 402(c) of Regulation S-K. One of the named executive officers, Cheryl K. Beebe, our former principal financial officer, retired February 8, 2014, another of our named executive officers, John F. Saucier, retired on June 30, 2015, and another of our named executive officers, Ricardo de Abreu Souza, will retire on February 29, 2016.

Base Salaries

The Committee approved increases in named executive officers’ base salaries for Ilene S. Gordon to $1,193,228 from $1,147,335 and for Jack C. Fortnum to $612,979 from $592,250. As previously reported, effective January 1, 2016, James P. Zallie’s base salary was increased to $600,000 from $554,760. Cheryl K. Beebe and John F. Saucier, who have retired, and Ricardo de Abreu Souza, who is retiring, were not awarded salary increases.

Approval of Cash Incentive Bonuses for 2015 under Annual Incentive Plan

The Committee approved annual cash bonuses earned in 2015 for the Company’s named executive officers (the “2015 AIP Bonuses”). The 2015 AIP Bonuses were earned based upon the achievement of performance goals established by the Committee in early 2015, as adjusted for certain unusual events.

The 2015 AIP Bonuses approved for the named executive officers were as follow:

Ilene S. Gordon	$1,637,065
Jack C. Fortnum	$532,000
James P. Zallie	$528,000
Ricardo de Abreu Souza	$347,000
John F. Saucier	$85,000

Cheryl K. Beebe, who retired as Chief Financial Officer on January 6, 2014 and retired from the Company on February 8, 2014, was not awarded a 2015 AIP Bonus.

Setting of Performance Criteria for Cash Bonuses for 2016 under Annual Incentive Plan

The Committee established the performance criteria applicable for cash incentives that certain employees are eligible to earn for 2016 under the Company’s Annual Incentive Plan (“2016 AIP Bonuses”). Participants are eligible to earn bonuses for 2016 ranging from 0% to 200% of target depending on whether and to what extent the goals established by the Committee are attained.

2016 AIP Bonuses for Ilene S. Gordon, Jack C. Fortnum, and James P. Zallie will be determined on the basis of goals for total Company operating income plus depreciation, and amortization (“EBITDA”) (60%), cash conversion cycle (15%) and personal objectives (25%), in each case as approved by the Committee.

The 2016 AIP Bonuses approved for the named executive officers were as follow:

Ilene S. Gordon	$1,491,535
Jack C. Fortnum	$490,383
James P. Zallie	$480,000

Cheryl K. Beebe and John F. Saucier, who have retired, and Ricardo de Abreu Souza, who is retiring, were not awarded 2016 AIP Bonuses.

Approval of Common Stock Earned with Respect to 2013 Performance Shares

The Committee also approved the number of shares of the Company’s common stock (“Common Stock”) earned with respect to performance shares awarded under the Stock Incentive Plan in February 2013 (“2013 Performance Shares”). The 2013 Performance Shares were earned based upon goals established by the Committee for a three-year cycle beginning on January 1, 2013 and ending on December 31, 2015.

The shares of Common Stock approved as earned with respect to 2013 Performance Shares for the named executive officers were as follow:

Ilene S. Gordon	53,000
Jack C. Fortnum	9,800
James P. Zallie	8,400
Cheryl K. Beebe	4,279
John F. Saucier	3,832
Ricard de Abreu Souza	—

Award of Performance Shares under Stock Incentive Plan

The Committee also approved the award of target performance shares (“2016 Performance Shares”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan. The Performance Shares may be settled only in shares of the Company’s common stock (“Common Stock”). The number of shares of Common Stock, if any, that recipients of 2016 Performance Share awards will receive in relation to such awards will be based upon the extent to which the Company attains the total shareholder return (“TSR”) goal (as measured against a peer-group of 18 companies) for the three-year cycle beginning on January 1, 2016 and ending on December 31, 2018, as approved by the Committee. Incentives will be earned based upon the following table:

TSR Percentile Ranking	Percent of Target Performance Share Award Earned
≥ 80th	200% (maximum)
70th	150%
55th	100%
50th	75%
40th	50% (threshold)
< 40th	0%

The target awards to the named executive officers were as follow:

Executive Officer	Shares
Ilene S. Gordon	21,008
Jack C. Fortnum	4,622
James P. Zallie	4,727

A form of the Performance Share Award Agreement used to document Performance Share awards made to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Cheryl K. Beebe and John F. Saucier, who have retired, and Ricardo de Abreu Souza, who is retiring, were not awarded 2016 Performance Shares.

Award of Stock Options under Stock Incentive Plan

The Committee also approved the award of stock options to certain executive officers, including the named executive officers. The stock options have an exercise price of $99.96 per share (the closing price on February 2, 2016), will vest in three equal installments on February 2, 2017, 2018 and 2019 and will remain exercisable until February 1, 2026. The stock option awards to the named executive officers were as follow:

Executive Officer	Shares Subject to Options
Ilene S. Gordon	128,137
Jack C. Fortnum	28,190
James P. Zallie	28,831

The Committee recommended and the Board approved an amendment to the Ingredion Incorporated Stock Incentive Plan to permit the Committee to provide for “double trigger” vesting of equity awards in the event of a change in control the consideration for which is common stock registered under Section 12 of the Securities Exchange Act of 1934, as amended, instead of the vesting upon such a change of control without a subsequent qualifying termination of employment. A copy of the Stock Incentive Plan as amended effective February 2, 2016 is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The stock options granted to named executive officers February 2, 2016 provide for “double trigger” vesting in the event of a change in control. A form of the Stock Option Award Agreement used to document grants of stock options to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Cheryl K. Beebe and John F. Saucier, who have retired, and Ricardo de Abreu Souza, who is retiring, were not awarded stock options.

Award of Restricted Stock Units under Stock Incentive Plan

The Committee also approved the award of restricted stock units (“RSUs”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan. The RSUs may be settled only in shares of Common Stock (one share per RSU) and will vest on February 2, 2019. In the event of termination of employment due to death, disability or retirement (defined as age 55 and 10 years of service or age 62 and 5 years of service or age 65), the RSUs will vest on a pro-rata basis using the number of full months employed during the thirty-six month vesting period, or in the event of such retirement on or after February 2, 2017 they will vest on February 2, 2019. The RSU awards to the named executive officers were as follow:

Executive Officer	RSUs
Ilene S. Gordon	15,006
Jack C. Fortnum	3,301
James P. Zallie	3,376

The RSUs granted to named executive officers February 2, 2016 provide for “double trigger” vesting in the event of a change in control. A form of the Restricted Stock Units Award Agreement used to document grants of restricted stock units to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Cheryl K. Beebe and Julio dos Reis, who have retired, were not awarded RSUs.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Stock Incentive Plan as effective February 2, 2016.

10.2	Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3	Form of Stock Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.4	Form of Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCORPORATED

Date: February 8, 2016	By:	/s/ Jack C. Fortnum
Jack C. Fortnum
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Stock Incentive Plan as effective February 2, 2016.

10.2	Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3	Form of Stock Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.4	Form of Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.

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